ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of July 31, 2007, among HSBC Bank, National Association (the “Assignor”), HSI Asset Securitization Corporation (the “Assignee”), Wells Fargo Bank, N.A. as Master Servicer (the “Master Servicer”), Deutsche Bank National Trust Company (the “Trustee”) not individually but solely as trustee on behalf of the HSI Asset Loan Obligation Trust 2007-AR2 and Residential Funding Company, LLC (the “Company”).

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of the Assignor, as Owner in, and to the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) purchased by the Assignor from the Company pursuant to the certain Sale and Servicing Agreement, Adjustable Rate Mortgage Loans, dated as of July 1, 2006 by and between the Company and the Assignor (the “Servicing Agreement”).

2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this AAR Agreement to HSI Asset Loan Obligation Trust 2007-AR2 (the “Trust”) created pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the “Pooling Agreement”), among the Assignee as Depositor, the Trustee, the Master Servicer, Wells Fargo Bank, N.A. as Securities Administrator (the “Securities Administrator”) and Wells Fargo Bank, N.A. as custodian (the “Custodian”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Assigned Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans, and the Trust hereby acknowledges that it has assumed such representations, warranties and covenants and that any claim by the Company with respect thereto shall be made by written notice to the Trustee, (iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Servicing Agreement insofar as they relate to the Assigned Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company’s performance under the Servicing Agreement with respect to the Assigned Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall provide to the Assignee, the Master Servicer and the Trustee, at its own expense, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Servicing Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust. The Company acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Company as they relate to the Assigned Loans under the Servicing Agreement and this AAR Agreement.

3. The Assignor warrants and represents to, and covenants with, the Assignee, the Trust, the Trustee, the Company and the Master Servicer that:

(a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c) Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Servicing Agreement;

(d) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

(e) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

(f) Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(h) There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

4. The Assignee warrants and represents to, and covenants with, the Assignor, the Master Servicer, the Trustee and the Company pursuant to Section 2.03 of the Servicing Agreement that:

(a) The Assignee agrees to be bound, as Owner by all of the terms, covenants and conditions of the Servicing Agreement and the Assigned Loans and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Owner thereunder;

(b) Assignee understands that the Assigned Loans have not been registered under the Securities Act or the securities laws of any state. Assignee is acquiring the Assigned Loans not with a view to or for sale or other transfer in connection with any distribution of the Assigned Loans in any manner that would violate the Securities Act or any applicable state securities law. Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Assigned Loans. Assignee has been furnished with all information regarding the Assigned Loans that it has requested from Assignor or the Company. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner or taken any other action, which would constitute a distribution of the Assigned Loans under the Securities Act or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Assigned Loans;

(c) The Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986 (the “Code”)(a “Plan”) and not a Person acting, directly or indirectly, on behalf of or investing with “plan assets” of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

(d) The Assignee shall indemnify the Company and hold it harmless against any loss, liability or expense incurred in connection with any claim, demand, defense or assertion based on or grounded upon or resulting from a breach of the Assignee’s representations, warranties and covenants set forth in this AAR Agreement.

(e) Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and own the Assigned Loans;

(f) Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(h) There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

5. The Company and the Assignor hereby agree to amend the terms of the Servicing Agreement solely with respect to the Assigned Loans as follows:

(a)  the following definition shall be added to Section 1.01 “Securities Administrator: Wells Fargo Bank, N.A.”;

(b) the definition of Eligible Account in Section 1.01 shall be replaced with the following definition; “Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's or Prime-1 by Moody's Investors Service (or a comparable rating if another rating agency is specified by the Initial Owner by written notice to the Company) at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity; provided, however, that if any account maintained pursuant to this Agreement no longer complies with this definition of Eligible Account, then such account shall promptly (and in any case within 30 calendar days) be transferred to an Eligible Account. Eligible Accounts may bear interest.”

(c) the reference to “Owner” in the fourth paragraph of Section 3.02 shall be deleted and replaced with “Depositor, Master Servicer and Securities Administrator”, and the reference to “Owner” in the fifth paragraph of Section 3.02 shall be replace with “Master Servicer”;

(d) the reference to “Owner” in Section 3.07(i) shall be replaced with “Master Servicer”;

(e) Section 3.08 shall be amended so that the following paragraph is added immediately after the last paragraph of Section 3.08; “provided that for all investments permitted in (i) through (vi) above with terms greater than 60 days, if the depository institution’s short-term rating falls below “A-1” (or below “A+” if it has no short-term rating), the account must be moved within 60 days to another depository institution that has a short term-rating of at least “A-1” (or “A+” or higher if it has no short-term rating).”

(f) the references to “Owner” in the tenth and thirteenth lines of Section 3.12(b) shall be replaced with “Master Servicer”;

(g) Section 3.12(c) shall be amended as follows:

(i) the phrase “Owner may, at the Owner’s sole option” found in the first and second lines thereof shall be replaced with “Master Servicer or Depositor, each at its sole option, may”;

(ii) the first reference to “Owner” found in the tenth line thereof shall be replaced with “Master Servicer”; and

(iii) the reference to “Owner” found at the beginning of the last sentence thereof shall be replaced with phrase “Depositor or Master Servicer, as the case may be,”;

(h) all references to “Owner” found in Section 3.13 shall be replaced with “Master Servicer”;

(i) the first paragraph of Section 4.01 shall be deleted in its entirety and replaced with “On each Remittance Date, the Company shall distribute to the Master Servicer in accordance with the wire transfer instructions provided by the Master Servicer the Remittance Amount.”;

(j) the second paragraph of Section 4.01 shall be amended so that the reference to “Owner” found in the first, seventh and tenth line of that paragraph are replaced with “Master Servicer” and so that the reference to “Owner” in the third lines thereof shall be replaced with “Depositor”;

(k) Section 4.02 shall be amended so that all references to “Owner” shall be replaced with “Master Servicer”;

(l) Section 4.03 shall be amended so that all references to “Owner” shall be replaced with “Master Servicer”;

(m) all references to “Owner” in Section 6.01 shall be replaced by “Master Servicer”;

(n)  the reference to “Owner” in Section 7.01 shall be replaced with “Master Servicer or Depositor”;

(o) The reference to the phrase “Company’s servicing compensation” found in the second to last line of the first paragraph of Section 3.06 shall be deleted in its entirety and shall be replaced with the phrase “Servicing Fee paid to the Company and the Subservicing Fee, if any, paid to the Subservicer (as such terms are defined as of the date of this AAR Agreement); and

(p) Exhibit G to the Servicing Agreement shall be amended so that the intersection of the row labeled “1122(d)(2)(vi)” and the column labeled “Applicable Servicing Criteria” shall contain a check mark.

6. It is expressly understood and agreed by the parties hereto that insofar as this AAR Agreement is executed by the Trustee: (i) this AAR Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as Trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company, is made and intended for the purpose of binding on the Trust, (iii) nothing herein shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses (including but not limited to any amounts to be paid under the Servicing Agreement and Section 4(d) hereof), or to be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Servicing Agreement or any related documents.

7. Capitalized words and phrases used but not otherwise defined in this Assignment and Assumption Agreement shall have the respective meanings assigned to them in the Servicing Agreement.

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

HSBC BANK USA, NATIONAL ASSOCIATION, as Assignor

By: /s/ Timothy Heller
Name: Timothy Heller Title: Officer #15568

HSI ASSET SECURITIZATION CORPORATION

By: /s/ Andrea Lenox
Name: Andrea Lenox Title: Vice President

RESIDENTIAL FUNDING COMPANY, LLC

By: /s/ Heather Anderson
Name: Heather Anderson Title: Associate

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: /s/ Ronaldo Reyes
Name: Ronaldo Reyes Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Martin Reed
Name: Martin Reed Title: Vice President